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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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American Building Controls, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN BUILDING CONTROL, INC.
1301 Waters Ridge Drive
Lewisville, Texas 75057

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 21, 2004

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of American Building Control, Inc., a Delaware corporation (the “Company”), will be held at The Omni San Antonio Hotel, 9821 Colonnade Boulevard, San Antonio, Texas on Monday, June 21, 2004 at 10:00 a.m., central daylight time, for the following purposes:

(1)	To elect four directors.

(2)	To ratify the appointment of Grant Thornton as the Company’s independent auditors for the fiscal year ending on December 31, 2004.

(3)	To consider such other business as may properly come before the Meeting.

     The close of business on May 14, 2004 has been fixed as the record date for determining Stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. For a period of at least ten days prior to the Meeting, a complete list of Stockholders entitled to vote at the Meeting shall be open to the examination of any stockholder during ordinary business hours at the offices of the Company at 1301 Waters Ridge Drive, Lewisville, Texas 75057. Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. BY MAILING A PROXY A STOCKHOLDER IS NOT PREVENTED FROM ATTENDING THE MEETING AND VOTING IN PERSON.

By Order of the Board of Directors,

Danny W. Mills
President and Chief Executive Officer

Lewisville, Texas
April 28, 2004

AMERICAN BUILDING CONTROL, INC.
1301 Waters Ridge Drive
Lewisville, Texas 75057

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 21, 2004

General

     This Proxy Statement and the accompanying proxy are first being mailed on or about May 15, 2004 to the stockholders (the “Stockholders”) of American Building Control, Inc., a Delaware corporation (the “Company”), by the Company’s Board of Directors (the “Board”) to solicit proxies (the “Proxies”) for use at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at The Omni San Antonio Hotel, 9821 Colonnade Boulevard, San Antonio, Texas on Monday, June 21, 2004 at 10:00 a.m., central daylight time, or at such other time and place to which the Meeting may be adjourned.

     The purpose of the Meeting is to consider and act upon (i) the election of four directors; (ii) the ratification of the appointment of Grant Thornton as the Company’s independent auditors; and (iii) such other matters as may properly come before the Meeting or any adjournment thereof.

Voting of Proxy

     All shares represented by valid Proxies, unless the Stockholder otherwise specifies, will be voted (i) “FOR” the election of the four persons named under “Election of Directors;” (ii) “FOR” ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as the independent auditors of the Company for the fiscal year ending December 31, 2004; and (iii) at the discretion of the Proxy holders with regard to any other matters that may properly come before the Meeting or any adjournment thereof. Where a Stockholder has appropriately specified how a Proxy is to be voted, it will be voted accordingly.

     The Proxy may be revoked at any time by providing written notice of such revocation to the person named as proxy, by voting in person at the Meeting or by executing a Proxy bearing a later date.

Solicitation

     All costs incurred in the solicitation of Proxies will be borne by the Company. In addition to the solicitation by mail, the Company has retained Mellon Investor Services as its proxy solicitation agent and will pay such firm’s customary fees. Officers and employees of the Company may solicit Proxies by telephone, telegraph or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of common stock held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

Record Date and Voting Securities

     The record date for determining the Stockholders entitled to vote at the Meeting is the close of business on May 14, 2004 (the “Record Date”). As of April 28, 2004, the Company had issued and outstanding 14,707,538 shares of common stock, and 195,351 shares of the Company’s Series A Convertible Preferred Stock, par value $5.00 per share (“Series A Preferred Stock”) (the outstanding shares of common stock and Series A Preferred Stock are collectively referred to herein as the “Voting Shares”). The Voting Shares constitute the only outstanding voting securities of the Company entitled to be voted at the Meeting.

Quorum and Voting

     The presence, in person or by Proxy, of the holders of Voting Shares holding a majority of the votes entitled to be cast is necessary to constitute a quorum at the Meeting. Votes withheld, abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. Each holder of common stock is entitled to one vote per share of common stock. Each holder of Series A Preferred Stock is entitled to 16.667 votes per share of Series A Preferred Stock so that the 195,351 shares of the Series A Preferred Stock represent 3,255,915 votes on all matters submitted to the Stockholders.

Election of Directors. The affirmative vote of the holders of a plurality of the votes cast at the Meeting is required for the election of directors (Proposal One). Holders of the Voting Shares are not allowed to cumulate their votes in the election of directors.

Ratification of Appointment of Independent Auditors. The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the appointment of the Company’s independent auditors (Proposal Two).

     Voting Shares which abstain from voting on a particular proposal, and Voting Shares held in “street name” by brokers or nominees who indicate on their Proxies that they do not have discretionary authority to vote such Voting Shares as to a particular proposal (“broker non-votes”), will not be counted as votes in favor of such proposal and will also not be counted as votes cast or shares voting on such proposal. Accordingly, abstentions and broker non-votes will have no effect on the voting for the election of directors or the ratification of the appointment of the Company’s independent auditors (Proposals One and Two).

     Instead of submitting proxies by mail on the enclosed proxy card, stockholders have the option to submit their proxies or voting instructions electronically through the Internet or by telephone. Please note that there may be separate arrangements for using the Internet and telephone depending on whether your shares are registered in the Company’s stock records in your name or in the name of a brokerage firm or bank. Stockholders should check their proxy card or voting instructions forwarded by their broker, bank or other holder of record to see which options are available.

     The internet and telephone procedures described below for submitting your proxy are designed to authenticate stockholders’ identities, to allow stockholders to have their shares voted and to confirm that their instructions have been properly recorded. Stockholders submitting proxies or voting via the internet should understand that there may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, that would be borne by the stockholder.

     Stockholders of record who wish to vote via the Internet or telephone may submit their proxies:

•	through the Internet by visiting a website established for that purpose at http://www.eproxy.com/abcx and following the instructions; or

•	by telephone by calling the toll-free number 1-800-435-6710 and following the recorded instructions.

PROPOSAL ONE

TO ELECT FOUR DIRECTORS

Board Independence

     The Board has determined that each of the current directors standing for re-election, except for the President and Chief Executive Officer, Danny W. Mills, has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is independent within the meaning of the Company’s director independence standards, which reflect exactly NASDAQ Stock Market, Inc. (“NASDAQ”) director independence standards, as currently in effect. Furthermore, the Board has determined that each of the members of each of the Audit, Compensation and Nominating committees has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is “independent” within the meaning of Rule 4200(a)(14) of the National Association of Securities Dealers’ Marketplace Rules.

Board Nominees

     The Company By-laws provide that the number of directors shall be not less than two, as determined from time to time by the Board of Directors. The Board of Directors set the number of directors at four and it formed a Nominating Committee constituted with independent directors selecting candidates for the Board. The Nominating Committee has selected four candidates and recommended to the Board that these four candidates be elected to the Board for terms expiring at the Company’s Annual Meeting of Stockholders in 2005 or until their respective successors are elected and qualified. Each of the nominees has indicated his willingness to serve as a member of the Board if elected; however, in case any nominee shall become unavailable for election to the Board for any reason not presently known or contemplated, the Proxy holders will have discretionary authority in that instance to vote the Proxy for a substitute. The persons nominated for election as directors are listed below. No family relationship exists among any of the Company’s directors or executive officers. No arrangement or understanding exists between any director or executive officer and any other person pursuant to which any director was selected as a director or executive officer.

     Lance R. Borvansky, age 36, has served as a director of the Company since January 2003. A U.S. citizen currently living in Italy, Mr. Borvansky is an independent consultant in the areas of risk management, banking and venture capital. He received his B.S. in Electrical Engineering and his M.S. in Electrical Engineering and Computer Science from the Massachusetts Institute of Technology.

     Carlo R. Loi, age 65, has served as a director of the Company since January 2003 and was elected Chairman of the Board in November 2003. Mr. Loi, a resident of Milan, Italy, has served as an executive with a number of multinational companies, including Hewlett Packard and General Electric. Mr. Loi has a Master’s degree in Electrical Engineering from the University of Padua and a Master of Business Administration degree from New York University. He has served as chairman of several corporate boards in Europe.

     John C. Macaulay, age 60, has served as a director of the Company since March 2003. Mr. Macaulay, a resident of Dallas, Texas, served as a senior financial executive for several companies, including Teen Mania Ministries, Pillowtex, Overhead Door Corporation, and Dresser Industries. Mr. Macaulay received his B.A. in biology and chemistry from St. Olaf College in Northfield, Minnesota and a Master of Business Administration from the J. L. Kellogg Graduate School of Management, Northwestern University, in Evanston, Illinois. He recently served as a member of the Board of Regents of the Institute of Certified Management Accountants.

     Danny W. Mills, age 48, has served as President and Chief Executive Officer of the Company since November 2003. He has served as a director since December 2003. Mr. Mills has extensive experience in corporate finance and investment banking. Prior to joining the Company Mr. Mills served as President and CEO of SATEX Investments. He has also served as the chief executive officer and as a member of the board of directors of several additional companies, the most recent of which was SecureInfo Corporation. Mr. Mills received his BBA from Midwestern State University.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINATED DIRECTORS LISTED ABOVE.

PROPOSAL TWO

TO RATIFY THE APPOINTMENT OF GRANT THORNTON AS THE INDEPENDENT AUDITORS OF THE COMPANY
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004

     The Audit Committee of the Board has appointed Grant Thornton as independent auditors to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2004. Grant Thornton served as the independent auditors of the Company for the fiscal year ending December 31, 2003. If the Stockholders do not approve the appointment of Grant Thornton, then Grant Thornton will not serve as the Company’s auditors for 2004.

     Representatives of Grant Thornton are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

     Notwithstanding the selection of Grant Thornton, the Audit Committee, in its discretion, may direct the appointment of new independent auditors at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and the Stockholders.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPOINTMENT OF GRANT THORNTON AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

OTHER BUSINESS

     The Board knows of no matter other than those described in this Proxy Statement that will be presented for consideration at the Meeting. However, should any other matters properly come before the Meeting or any adjournment thereof, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment in the interest of the Company.

OTHER INFORMATION

Compensation of Directors

     During the year ended December 31, 2003, each non-employee director received an annual fee of $30,000, and directors are generally reimbursed for out-of-pocket expenses incurred in connection with attendance at Board and Committee meetings.

     Based on a report provided to the Company by Watson Wyatt Worldwide regarding the compensation for the Company’s outside directors, effective April 1, 2003, the outside directors of the Company were compensated by the Company as follows: (i) an annual retainer of $30,000 per year payable in quarterly installments of $7,500 each, (ii) $1,000 per Board meeting attended, (iii) $800 per committee meeting attended and (iv) stock options covering 40,000 shares of common stock per year with options on 10,000 of such 40,000 shares to be granted on the first day of each calendar quarter.

     The following sets forth the compensation paid to the non-employee Directors during 2003:

DIRECTOR:	CASH PAYMENTS:	STOCK OPTIONS GRANTED:
Lance Borvansky	$53,800	30,000
Ronald F. Harnisch (i)	$26,000	30,000
Carlo Loi	$44,700	30,000
John Macaulay	$36,600	30,000
Bryan Tate	$3,300	420,000	options/shares (ii)

(i)	Mr. Harnisch resigned as a Director in October 2003.

(ii)	On April 1, 2003, the Compensation Committee of the Board approved the grant of an option to Bryan Tate to purchase up to 280,000 shares of the Common stock of the Company. The Compensation Committee also approved issuance to Bryan Tate of 70,000 shares of Common stock on January 1, 2004 and 70,000 shares of Common stock on January 1, 2005, subject to Mr. Tate not having resigned or his employment having been terminated for cause by the Company prior to those dates. Bryan Tate also was paid salary and bonus as an employee of the Company during all of 2003. See “Executive Officers Summary Compensation Table” for this information (see Employment and Severance Agreements).

     On January 27, 2004, the Board approved a new compensation plan for its outside directors based on a report provided to the Board by Pearl Meyer & Partners dated December 22, 2003. Effective January 1, 2004, the outside directors of the Company are compensated by the Company as follows: (i) an annual retainer of $25,000 per year, (ii) an additional annual retainer of $10,000 to the chairman of the Board, (iii) an additional annual retainer of $7,000 to the vice chairman of the Board, (iv) an additional annual retainer of $6,000 to the chairman of each committee, (v) $1,500 for each Board meeting attended, including telephonic meetings, (vi) $1,000 for each committee meeting attended, including telephonic meetings, (vii) stock options covering 40,000 shares of common stock per year with vested options on 10,000 of such 40,000 shares to be granted on the first day of each calendar quarter, (viii) a one-time grant of stock options covering 100,000 shares of common stock effective January 1, 2004, with vested options on 12,500 of such 100,000 shares to be granted on the first day of each calendar quarter over two years, (ix) 5,000 additional vested options to be granted on the first day of each quarter as the chairman of a committee, (x) 6,000 additional vested options to be granted on the first day of each quarter to the Vice Chairman of the Board, and (xi) 7,500 additional vested options to be granted on the first day of each quarter to the Chairman of the Board.

Board Meetings and Committees

     There are currently four members of the Board of Directors. With the exception of Danny W. Mills, who serves as the Company’s President and Chief Executive Officer, all of the Company’s current directors are “independent” as defined by Rule 4200(a)(14) of the National Association of Securities Dealers’ Marketplace Rules. Carlo Loi serves as the Chairman of the Board of Directors and John Macaulay serves as its Vice Chairman.

     In addition to the Board, the Company has an Audit Committee of the Board (the “Audit Committee”), a Nominating Committee of the Board (the “Nominating Committee”), a Compensation Committee of the Board (the “Compensation Committee”) and a Strategic Committee of the Board (the “Strategic Committee”). During 2003 there were no regularly scheduled meetings of the Board, and 17 special meetings of the Board. The Board also acted by written consent on 2 occasions during 2003.

Executive Sessions of Non-Management Directors

     The non-management directors of the Company, all of who are independent, meet at regularly scheduled executive sessions without management. Carlo Loi, Chairman of the Board of Directors, serves as the presiding director at those executive sessions. Persons wishing to communicate with the Company’s non-management directors may do by writing in care of Chairman, Board of Directors, American Building Control, Inc., 1301 Waters Ridge Drive, Lewisville, Texas 75057.

Audit Committee

     During all of 2003, the Audit Committee consisted of three non-employee Directors, John Macaulay (Chairman), Lance Borvansky and Carlo Loi. Mr. Borvansky was appointed to the Audit Committee in January 2003. In March 2003, Mr. Macaulay and Mr. Loi were appointed to the Audit Committee, with Mr. Macaulay serving as Chairman of the Audit Committee.

     The purpose of the Audit Committee is to oversee the Company’s accounting and financial reporting processes and the audits of its financial statements. The Audit Committee is directly responsible for, among other things, the appointment, compensation, retention and oversight of the Company’s independent auditor. A copy of the charter of the Audit Committee, which specifies the other responsibilities and powers of the committee, is attached as Appendix A to this Proxy Statement. All of the members of the Company’s Audit Committee during the past fiscal year, and all of the members who will be appointed for the current fiscal year, are independent in accordance with applicable rules promulgated by the Securities and Exchange Commission (the “SEC”) and Rule 4200(a)(14) of the National Association of Securities Dealers’ Marketplace Rules. Each former and current member is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. The Board of Directors has determined that Mr. Macaulay is an “audit committee financial expert” as defined in Section 401(h) of Regulation S-K promulgated by the SEC under the Exchange Act.

     The Audit Committee met 12 times in 2003. The Audit Committee also acted by written consent on 3 occasions during 2003.

Compensation Committee

     During all of 2003, the Compensation Committee consisted of two non-employee Directors. Its members are Carlo Loi (Chairman) and John Macaulay. In March 2003, Ronald Harnisch and Mr. Loi were appointed to the Compensation Committee, with Mr. Harnisch serving as Chairman of the Compensation Committee. In November 2003, Mr. Macaulay replaced Mr. Harnisch on the Compensation Committee.

     The Compensation Committee is responsible for determining the nature and amount of compensation for the executive officers of the Company, and for granting stock options under the Company’s option plans. The Compensation Committee met 6 times in 2003.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     All directors who served on the Compensation Committee during the fiscal year ended December 31, 2003 were non-employee directors. There were no “Compensation Committee interlocks” during fiscal year 2003. Each of the committee members is independent in accordance with Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards.

Nominating Committee

     In March 2004, the Board established a Nominating Committee to, among other things, identify, recruit and recommend to the Board of Directors, individuals recommended for nomination for election to the Board at the annual meeting of Stockholders. The Nominating Committee must consist of at lease two directors, all of whom must be independent. The current members of the Nominating Committee are Lance Borvansky (Chairman), Carlo Loi and John Macaulay. Since the Nominating Committee was not formed until 2004, the committee did not hold any meetings in 2003. The charter of the Nominating Committee is currently available on the Company’s website at www.americanbuildingcontrol.com under Investor Relations — Corporate Governance.

Strategic Committee

     In November 2003, the Board established a Strategic Committee to research and consider for recommendation to the Board a long-range strategic plan for the Company. The Strategic Committee will not only consider methods by which the Company could grow its business from the operating units currently existing in the Company, but it will also investigate strategic alliances and acquisitions. The current members of the Strategic Committee are Lance Borvansky (Chairman), John Macaulay and Danny Mills. The Strategic Committee met 2 times in 2003.

     The Company has not, to date, implemented a policy with regard to the consideration of any director candidates recommended by its stockholders, although the Company is currently reviewing alternative policies and intends to have a policy in place before the end of the 2004 fiscal year. Until such time as such a policy is in place, the Nominating Committee will consider any candidate proposed in good faith by a stockholder. To do so, a stockholder should send the candidate’s name, credentials, contact information and his or her consent to be considered as a candidate to Chairman, Nominating Committee, 1301 Waters Ridge Drive, Lewisville, Texas 75057. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership, including how many shares and the period of time the shares have been owned. In making its recommendations to the Board concerning nominees for director, the Nominating Committee identifies candidates who meet the current challenges and needs of the Board. In determining whether it is appropriate to add or remove individuals, the Nominating Committee will consider issues of judgment, diversity, age, skills, background and experience. In making such decisions, the Nominating Committee considers, among other things, an individual’s business experience, industry experience, financial background and experiences. The Nominating Committee will use multiple sources for identifying and evaluating nominees for Directors including referrals from current Directors and input from third party executive search firms.

Code of Ethics

     The Company has adopted a Code of Ethics that applies to its principal executive officer and certain of the Company’s senior financial officers, including the Company’s Chief Executive Officer, Chief Financial Officer, controller, principal accounting officer, and persons performing similar functions. The Code of Ethics is posted on the Company’s Internet site as Corporate Policy N-2 of the Company’s Code of Business Conduct at www.americanbuildingcontrol.com under Investor Relations, Corporate Governance, Code of Conduct. The Company intends to satisfy the disclosure requirements under Item 10 of Form 8-K regarding any amendment to or waiver of the Code with respect to the Company’s Chief Executive Officer and Chief Financial Officer, and persons performing similar functions, by posting such information on its Internet site.

Stockholder Communication with the Board

     The Company does not have a formal procedure for stockholder communication with the Board. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to Chairman, Board of Directors, American Building Control, Inc., 1301 Waters Ridge Drive, Lewisville, Texas 75057. In the alternative, Stockholders may direct correspondence to the Board to the attention of the chairman of the Audit Committee, in care of the Company at the Company’s corporate office. All such communications will be forwarded unopened.

Annual Meeting Attendance

     The Company does not have a policy with regard to board members’ attendance at the annual meeting of stockholders.

THE AUDIT COMMITTEE

Audit Committee Report

     The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and independent auditors, risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent auditors (who report directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors, as the Audit Committee deems necessary to carry out its duties, and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

     The Audit Committee is composed of three directors who meet all independence and experience requirements. The Audit Committee acts under a revised written charter approved and adopted in January 2004, which is reviewed and reassessed annually by the Audit Committee. A copy of the revised charter of the Audit Committee is attached to this Proxy Statement as Exhibit A.

     The Committee reviewed and discussed the Company’s audited financial statements with management of the Company which has primary responsibility for the financial statements, and the Company’s independent auditors, Grant Thornton LLP, who are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The discussions included the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments, and the clarity of disclosures. The Audit Committee also discussed with the Company’s senior management and Grant Thornton the process for certifications by the Company’s Chief Executive Officer and Chief Financial Officer, which are required by the Securities and Exchange Commission and Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with Securities and Exchange Commission. The Audit Committee reviewed with the Company’s internal auditors and Grant Thornton the overall scope and plans for their respective audits for 2003. The Committee also reviewed all fees paid to the independent auditors as described at the end of this report.

     The Audit Committee reviewed Grant Thornton’s independence and, as part of that review, received the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) relating to Grant Thornton’s independence from the Company. The Audit Committee also considered whether Grant Thornton’s provision on non-audit services to the Company was compatible with their independence. The Audit Committee has adopted a policy on Audit and Non-Audit Services. The Audit Committee discussed with Grant Thornton the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees) and asked Grant Thornton questions relating to such matters.

     The Audit Committee reviewed and discussed the Company’s financial statements for the quarterly periods ended March 31, 2003, June 30, 2003 and September 30, 2003 with Grant Thornton.

     In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 341,2003 for the filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended to shareholders the appointment of Grant Thornton as the Company’s independent auditors for the fiscal year ending December 31, 2004.

AUDIT AND NON-AUDIT FEES

     The following table presents fees for professional audit services rendered by Grant Thornton LLP for the audit of the Company’s annual financial statements for 2002 and 2003, and fees billed for other services rendered by Grant Thornton LLP.

	2003	2002
Audit fees (1)	$319,000	$352,000
Audit related fees (2)	$113,000	$110,000
Tax compliance fees (3)	$84,000	$77,000

(1)	Audit fees for 2002 and 2003 primarily related to the quarterly reviews and annual audit for the company.

(2)	Audit related fees for 2002 and 2003 primarily consisted of assistance with international statutory filings and assistance with the Honeywell asset sale (2002) and arbitration hearings (2003).

(3)	Tax compliance fees primarily consisted of domestic and international tax advisory and compliance services.

Audit Committee Pre-Approval Policies and Procedures

     In accordance with the Securities and Exchange Commission’s rules issued pursuant to the Sarbanes-Oxley Act of 2002, which were effective as of May 6, 2003 and require, among other things, that the Audit Committee pre-approve all audit and non-audit services provided by the Company’s independent auditor, the Audit Committee has adopted a formal policy on auditor independence requiring the approval by the Audit Committee of all professional services rendered by the Company’s independent auditor prior to the commencement of the specified services.

AUDIT COMMITTEE	John C. Macaulay (Chair)
Lance R. Borvansky
Carlo R. Loi

THE COMPENSATION COMMITTEE

Compensation Committee Report on Executive Compensation

     The Compensation Committee of the Board of Directors (the “Compensation Committee”) is comprised of the two independent, non-employee directors named below.

Compensation Policies

     Policies governing the compensation of the Company’s executives are established and monitored by the Compensation Committee. The Compensation Committee made all decisions relating to the compensation of the Company’s executives during fiscal 2003. In administering its compensation program, the Compensation Committee follows the belief that compensation should reflect the value created for stockholders while supporting the Company’s strategic goals. In doing so, the compensation programs reflect the following themes:

(1)	There should be a correlation among the compensation awarded to an executive, the performance of the Company as a whole, and the executive’s individual performance.

(2)	The Company’s compensation programs should provide the executives with a financial interest in the Company similar to the interests of the Stockholders.

(3)	The Company’s compensation program should strike an appropriate balance between short and long term performance objectives.

Elements of Compensation Programs

     At least annually, the Committee reviews the Company’s executive officer compensation programs to ensure that pay levels and incentive opportunities are competitive and reflect the performance of the Company. The three basic components of the program, each of which is intended to serve the overall compensation philosophy, are as follows:

Base Salary. Base salary levels are, in part, established through comparisons with companies of similar size engaged in the same or similar business as that of the Company. Actual salaries are based on individual performance of the executive officer within the salary range reflecting job evaluation and market comparisons. Base salary levels for executive officers are reviewed annually and established within a range deemed by the Committee to be reasonable and competitive.

Annual Incentives. The Company’s executive officers are eligible to participate in the annual incentive compensation program whose awards are based on the attainment of certain operating goals. The objective of this program is to provide competitive levels of compensation in return for the attainment of certain financial objectives that the Committee believes are primary factors in the enhancement of stockholder value. In particular, the program seeks to focus the attention of executive officers toward earnings improvement. Bonuses for executive officers of the Company under this program are intended to be consistent with targeted awards of companies of similar size and engaged in the same or similar business as that of the Company. Actual awards are subject to adjustment up or down, at the discretion of the Committee, based on the Company’s overall performance.

Long-term Incentives. As an important element in retaining and motivating the Company’s senior management the Committee believes that those persons who have substantial responsibility for the management and growth of the Company should be provided with an opportunity to increase their ownership of Company stock. Therefore, executive officers and certain other key employees are eligible to receive stock options from time to time, giving them the right to purchase shares of common stock of the Company at a specified price in the future. The number of stock options granted to executive officers is based on various factors, including the respective scope of accountability, strategic and operational goals and anticipated performance and contributions of the individual executive.

Compensation of the Executive Officers

     The Compensation Committee obtained the advice of independent consultants in setting the criteria for compensating the Company’s Executive Officers. Based on such advice, the Compensation Committee believes that the Company’s executive compensation policies and plans described above provide a program that aligns the interests of the Company, its executive officers and the Stockholders.

Compensation of the Chief Executive Officer

     During 2003, Bryan Tate and Danny W. Mills each served as the Chief Executive Officer of the Company. In determining their compensation, the Compensation Committee obtained and followed the advice of independent consultants. In March 2003, Watson Wyatt & Company recommended to the Company that the annual salary for Bryan Tate be $250,000 and that he receive 140,000 shares of the Company’s Common stock and options to acquire 280,000 shares of the Company’s Common stock. The Company followed this advice. In December 2003, Pearl Meyer & Partners recommended to the Company that (i) the annual base salary for Danny W. Mills be $180,000, (ii) that he receive an option to purchase 250,000 shares of the Company’s Common stock, (iii) that Mr. Mills be eligible to receive an annual cash incentive based on performance of the Company in an amount that could equal between 50% and 150% of annual base salary, and (iv) that Mr. Mills be eligible to receive an additional grant of options to purchase between 100,000 and 300,000 shares of the Company’s Common stock based on the performance of the Company each year. The Company followed this advice.

COMPENSATION COMMITTEE	Carlo R. Loi (Chair) John Macaulay

EXECUTIVE COMPENSATION

Stock Option Plans

     The Company previously maintained the 1988 Plan and the 1997 Plan. Currently, the Company maintains the 2002 Plan, which was approved by the Stockholders at the 2002 Annual Meeting of Stockholders. The 2002 Plan amended and replaced the 1988 Plan. As of April 28, 2004, options to purchase 2,676,220 shares of common stock were outstanding under the 2002 and 1997 plans at exercise prices ranging from $0.95 per share to $17.13 per share.

Description of Awards under the 2002 Plan

     The 2002 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, non-qualified stock options and restricted stock awards (collectively, “Awards”).

     Incentive Stock Options and Non-Qualified Stock Options. Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. It is the intent of the Compensation Committee to continue under the 2002 Plan the Company’s practice of granting options at fair market value. However, the 2002 Plan provides that options may be granted at an exercise price that may be less than, equal to or greater than the fair market value of the common stock on the date of grant. The 2002 Plan permits the Compensation Committee to determine the manner of payment of the exercise price of options, including through payment by cash, check or in connection with a “cashless exercise” through a broker, by surrender to the Company of shares of common stock, or by delivery to the Company of a promissory note.

     Restricted Stock Awards. Restricted stock awards entitle recipients to acquire shares of common stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

Eligibility To Receive Awards under the 2002 Plan

     Officers, directors, employees and consultants of the Company and the Company’s affiliated entities are eligible to be granted Awards under the 2002 Plan. The maximum number of shares with respect to which Awards may be granted to any participant under the 2002 Plan during any calendar year may not exceed 1,000,000, subject to approval and proportionate adjustments in the event of a stock dividend, stock split, reverse stock split, combination, reclassification or similar transaction.

     All of the Company’s employees and non-employee directors are eligible to participate in the 2002 Plan. The number of individuals receiving Awards will vary from year to year depending on various factors, such as the Company’s hiring needs during the year, and thus the Company cannot now determine Award recipients.

Administration of the 2002 Plan

     The Compensation Committee administers the 2002 Plan. The interpretation by the Compensation Committee of any of the provisions of the 2002 Plan or any Award granted under the 2002 Plan shall be final and binding upon the Company and all persons having an interest in any option or any shares of common stock acquired pursuant to an Award. Subject to any applicable limitations contained in the 2002 Plan, the Compensation Committee selects the recipients of Awards and determines (i) the number of shares of common stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options and (iv) the number of shares of common stock subject to any restricted stock awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price. If the Company undertakes any stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company, appropriate and proportionate adjustments shall be made to (i) the number and class of securities reserved for issuance under the 2002 Plan, (ii) the number, kind and exercise price of the securities underlying options outstanding at the time of such occurrence and (iii) the repurchase price of each outstanding restricted stock award.

     Except as otherwise provided in the applicable option agreement, all options granted under the 2002 Plan shall not be transferable other than by will or the laws of descent and distribution.

     If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of common stock covered by such Award will again be available for grant under the 2002 Plan subject, however, in the case of incentive stock options to any limitations under the Code.

Description of the 1997 Plan

     Options may be granted under the 1997 Plan for a maximum of 400,000 shares of common stock to non-employee directors, executive officers and such other management employees as determined by the Compensation Committee. To be eligible for an option grant under the 1997 Plan for a fiscal year, an otherwise eligible employee or director must be employed by the Company or serve as a director as of January 1 of that year. The 1997 Plan is formula-based and administered by the Compensation Committee. Under the 1997 Plan, the Compensation Committee may grant either non-qualified stock options or incentive stock options. No options were granted under the 1997 Plan in 2001, 2002, or 2003 and none of the executive officers has an outstanding option grant under the 1997 Plan.

Equity Compensation Plan Information

     The following table provides information about the Company’s equity compensation plan as of December 31, 2003.

Number of
	Number of		securities
	securities to be		remaining available
	issued upon	Weighted average	for future issuance
	exercise of	price of	under equity
Plan Category	outstanding options	outstanding options	compensation plans
Equity compensation plans approved by security holders	1,562,015	$1.52	3,437,985
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	1,562,015	$1.52	3,437,985

Executive Officers

     The current executive officers are as follows:

Name	Age	Position
Danny W. Mills.	48	President and Chief Executive Officer
Jon Greenwood.	37	Senior Vice President, Interim Chief Financial Officer, Treasurer and Secretary
James Collier Sparks	47	Senior Vice President
Richard A. Larsen.	55	Vice President, General Counsel and Assistant Secretary
Tim Rohrbach.	40	Vice President – Technology

     Danny W. Mills has served as President and Chief Executive Officer of the Company since November 2003. He has served as a director since December 2003. Mr. Mills has extensive experience in corporate finance and investment banking. Prior to joining the Company, Mr. Mills served as President and CEO of SATEX and he has also served as the chief executive officer and a member of the board of directors of several additional companies, the most recent of which was SecureInfo Corporation. Mr. Mills received his BBA from Midwestern State University.

     Jon Greenwood has served as Interim Chief Financial Officer since March 2004. He has served as Vice President of Finance since March 2001, and has served in various financial and operational rolls within the Company since September 1997. Mr. Greenwood has expertise in financial management of manufacturing operations, having served 9 years for a manufacturer of custom electronics prior to joining the Company. Mr. Greenwood received his bachelor’s degree from University of California at Riverside.

     James Collier Sparks has served as Senior Vice President of the Company and as President of the Company’s MDI business unit since January 1, 2004. Mr. Sparks has been in the security industry for over 23 years, with expertise in system integration, manufacturing and marketing. Mr. Sparks was formerly Vice President of Electronics at Southern Steel and was President of Oron, Incorporated.

     Richard A. Larsen has served as Vice President, General Counsel and Assistant Secretary since January 1, 2004. The Company retained Mr. Larsen on October 1, 2002 as a consultant and from January 1, 2003 through December 31, 2003 he served as Senior Counsel to the Company. Mr. Larsen has served as General Counsel for several public and private companies including PepsiCo Foods International, Mostek Semiconductor, and Nu-kote Holdings, Inc. He holds a law degree from Case Western Reserve University in Cleveland, Ohio and an undergraduate degree from Earlham College in Richmond, Indiana.

     Tim Rohrbach has served as Vice President – Technology of the Company since January 1, 2004. Mr. Rohrbach was the Director of application development at Southern Steel. Prior to Southern Steel, Mr. Rohrbach worked at Dell Computer and, subsequently, owned and sold a successful network consulting business.

Executive Officers Summary Compensation Table

     The following table summarizes the compensation earned by the Company’s Chief Executive Officer and each of the other four most highly compensated executive officers in 2003, for the years indicated below.

					Long Term
		Annual Compensation			Compensation Securities
					Underlying	All Other
	Year	Salary		Bonus	Options	Compensation
Name and Principal Position

Danny W. Mills	2003		$(1)		$250,000	$
President and Chief Executive	2002	N/A		N/A	N/A		N/A
Officer (1)	2001	N/A		N/A			N/A

Bryan C.W. Tate	2003	$243,269		$12,186	420,000		$(2	)(3)
Former Chief Executive Officer	2002
and Chairman of the Board (2) (3)	2001

Niklaus F. Zenger	2003	N/A		N/A	N/A		N/A
Former Chief Executive Officer	2002	359,443	(4)	$81,880			$905,387	(5)
and Chairman of the Board (4)	2001	N/A		N/A	N/A		N/A

Chris T. Sharng	2003	$192,000		$103,477			$11,520	(6)
Former Senior Vice President,	2002	$192,000		$314,596	275,000		$11,423	(6)
Chief Financial Officer and	2001	$175,000		$36,007			$69,539	(6)
Secretary (7)

Jon Greenwood	2003	$130,488		$12,120	16,000		$9,963	(8)
Senior Vice President,	2002	$128,784		$82,894	5,500		$10,720	(8)
Interim Chief Financial Officer,	2001	$119,750		$29,292			$4,144	(8)
and Secretary

(1)	Mr. Mills was elected President and Chief Executive Officer in November 2003.

(2)	Mr. Tate separated as an employee of the Company on December 31, 2003 and as its Chief Executive Officer and as the Chairman of the Board in November 2003. Mr. Tate resigned his position on the Company’s Board of Directors effective March 31, 2004.

(3)	Pursuant to an agreement entered into between Mr. Tate and the Company dated April 15, 2004, all employment-related issues between Mr. Tate and the Company have been concluded. Mr. Tate was paid $314,000.

(4)	Mr. Zenger resigned as Chief Executive Officer in January 2003 and Chairman of the Board in February 2003.

(5)	Represents an $854,000 severance payment payable by the Company to Mr. Zenger upon his resignation and $51,387 in social charges paid by the Company to Mr. Zenger in 2002. Of the total $854,000 severance payment, $244,600 was withheld by the Company pending a contemplated purchase by Mr. Zenger of certain source code software. See “Transactions with Management and Others.”

(6)	Represents $5,520 paid by the Company to Mr. Sharng in each of the years 2002 and 2003 for the use of an automobile; $6,000, $5,903 and $2,585 contributed by the Company to the Company’s 401(k) Plan on behalf of Mr. Sharng during 2003, 2002 and 2001, respectively; and $66,954 as the taxable amount paid by the Company for the relocation of Mr. Sharng in 2001.

(7)	Mr. Sharng resigned his positions with the Company effective March 2, 2004.

(8)	Mr. Greenwood was elected Senior Vice President and Interim Chief Financial Officer in March 2004. Prior to that he was Vice President – Finance of the Company. Represents $5,520 paid by the Company to Mr. Greenwood each of the years 2002 and 2003 for the use of an automobile and $5,499.91 and $4,443.76 contributed by the Company to the Company’s 401(k) Plan on behalf of Mr. Greenwood during 2002 and 2003,

Option Grants in Last Fiscal Year

     The table below shows information on grants of stock options to the executive officers under the 2002 Plan during the fiscal year ended December 31, 2003, which option grants are reflected in the executive officers Summary Compensation Table. There were no option grants during such fiscal year under the 1997 Plan.

	Number of	Individual Grants			Potential Realized Value at
	Securities	% of Total			Assumed Rates of Stock Price
	Underlying Options	Granted to Employees in	Exercise Price	Expiration	Appreciation for Option Term
Name	Granted	Fiscal year	($/Share)	Date	5%	10%
Danny W. Mills	250,000 (1)	21.6%	$1.31	12/19/2013	205,962.99	521,950.66
Niklaus F. Zenger	-0-	N/A	N/A	N/A	N/A	N/A
Bryan C. W. Tate	280,000 (2)	24.2%	$1.04	04/01/2013	183,134.12	464,097.80
Chris T. Sharng	75,000	6.5%	$1.49	01/14/2012	61,610.93	151,750.65
	200,000	17.3%	$1.10	07/12/2012	121,292.21	298,748.49
Jon Greenwood	16,000 (3)	1.4%	$1.21	07/18/2013	12,175.40	30,854.85
	5,500	0.5%	$1.49	01/31/2012	4,518.13	11,128.38

(1)	Mr. Mills was granted 250,000 options in December 2003 under the 2002 Plan.

(2)	Mr. Tate was granted 280,000 options in April 2003 under the 2002 Plan.

(3)	Mr. Greenwood was granted 5,500 options in January 2002 and 16,000 options in July 2003 under the 2002 Plan.

Executive Officers Options, Exercises and Holdings Table

     There were no exercises of stock options during 2003 by the executive officers. The Company does not utilize stock appreciation rights (“SARs”). The unexercised options owned by the executive officers as of December 31, 2003 are presented below.

			Number of
			Securities	Value of
			Underlying	Unexercised
			Unexercised	In-the-Money
			Options/SARS	Options/SARS
	Shares	Value	at 12/31/03	at 12/31/03
	Acquired on	Realized	Exercisable/	Exercisable/
Name	Exercise #	($)	Unexercisable (1)	Unexercisable
Danny W. Mills	—	—	250,000	$0/$0
Bryan C. W. Tate	—	—	280,000	$75,600/$0
Chris T. Sharng (2)	—	—	275,000 (2)	$42,000/$0
Jon Greenwood (3)	—	—	21,500 (3)	$1,600/$0

(1)	Based on the fair market value of the option shares at fiscal year end (which was $1.31 per share based on the closing price of the common stock on the NASDAQ National Market on December 31, 2003) less the exercise price. If the closing price is less than the exercise price, then the value of the unexercised options equals zero.

(2)	Mr. Sharng was granted 75,000 options in January 2002 under the 1988 Plan and 200,000 options in July 2002 under the 2002 Plan. In April 2004, Mr. Sharng exercised his option to purchase all 275,000 shares.

(3)	Mr. Greenwood was granted 5,500 options in January 2002, which fully vested at the closing of the Honeywell Asset Sale and 16,000 options in July 2003. Each was granted under the 2002 Plan.

Other Employee Benefit Plans

     The Company does not sponsor any defined benefit or actuarial plans. However, the Company does sponsor a 401(k) plan for all eligible employees whereby the Company matched 50% of the employee’s contribution up to 6% of the employee’s base salary during the fiscal year ended December 31, 2003.

     During 2003, the Company provided a medical insurance program for its full-time employees of which it paid 60% of the premium. As of December 31, 2003, the Company did not have any defined benefit retirement or non-contributory pension plans for its employees, officers or directors.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT

AND CHANGE-IN-CONTROL ARRANGEMENTS

Option Plans

     1988 Plan. Under the 1988 Plan (which was amended and replaced by the 2002 Plan), an optionee was entitled to exercise the total number of shares (whether or not vested) covered by an option if, among other things, substantially all property and assets of the Company were sold. The Company sold its CCTV division to Honeywell on December 20, 2002, and such sale accelerated the vesting of all unvested options granted under the 1988 Plan.

     2002 Plan. Under the 2002 Plan, a “Change in Control” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; (ii) as a result of, or in connection with, any tender offer or exchange offer, merger or other business combination (a “Transaction”), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board or the board of directors of any successor to the Company; (iii) the Company is merged or consolidated with another corporation and as a result of the merger or consolidation less than 75% of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former Stockholders; (iv) a tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding voting securities; or (v) the Company transfers substantially all of its assets to another corporation which is not controlled by the Company.

     Under the 2002 Plan, unless specifically provided otherwise with respect to the Change in Control events in an individual option agreement or restricted stock agreement or in a then-effective written employment agreement between the grantee and the Company or an affiliate, if, during the effectiveness of the 2002 Plan, a Change in Control occurs, (i) each option which is at the time outstanding under the 2002 Plan shall (A) automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control, for all of the shares of common stock at the time represented by such option and (B) expire 20 days after the Compensation Committee gives written notice to the optionee specifying the terms and conditions of the acceleration of the optionee’s options and (ii) the forfeiture restrictions applicable to all outstanding restricted stock awards shall lapse and shares of common stock subject to such restricted stock awards shall be released from escrow, if applicable, and delivered to the grantees of the Awards free of any forfeiture restriction. To the extent that an optionee exercises his option before or on the effective date of the Change in Control, the Company shall issue all common stock purchased by exercise of that option, and those shares of common stock shall be treated as issued and outstanding for purposes of the Change in Control.

1997 Plan. No Executive Officer has an outstanding option under the 1997 plan.

Employment and Severance Arrangements

     General. In December 2003, the Company entered into an employment agreement with Danny W. Mills, the Company’s President and Chief Executive Officer. In addition, during 2003 Chris Sharng and certain other employees of the Company had employment agreements (collectively the “Other Employment Agreements”). The Other Employment Agreements with the Company contained varying terms and provisions but each provided for a one-year term but automatically extended for one-year periods unless otherwise terminated upon 60 days notice prior to the end of each one-year term. The Company elected to not renew the Other Employment Agreements.

     Danny W. Mills. Effective November 6, 2003, Mr. Mills was elected as President and Chief Executive Officer of the Company at an annual base salary of $180,000. Effective December 19, 2003, Mr. Mills was granted an initial option to purchase up to 250,000 shares of the Company’s common stock at a price of $1.31 per share, pursuant to the terms of the 2002 Stock Option Plan and a Stock Option Agreement entered into by Mr. Mills and the Company. One-third of the shares under the option are to vest on each of the first three anniversaries of the grant of the option. Additionally, Mr. Mills is to receive yearly an additional option to purchase between 100,000 and 300,000 shares of the Company’s common stock depending on the performance of the Company. Mr. Mills is entitled to an annual incentive which may pay him an amount between 50% and 150% of his annual base salary depending on the Company reaching specific goals as are to be approved by the Compensation Committee. The Company has agreed to pay Mr. Mills six months’ salary in the event his employment is terminated without “cause” by the Company during the first year of Mr. Mills’ employment and an additional six months of annual salary for every year of service thereafter, up to a maximum of two years’ base salary.

     Niklaus F. Zenger. Mr. Zenger was elected as Joint-Chief Executive Officer of the Company in April 2002. Mr. Zenger entered into a severance agreement with the Company but did not have an employment agreement. The Compensation Committee determined that Mr. Zenger’s compensation would be substantially identical to that of Mr. Broady, who was Joint-Chief Executive Officer of the Company. Mr. Zenger became sole Chief Executive Officer in May 2002 upon the resignation of Mr. Broady, and Mr. Zenger’s base salary was $385,000. Mr. Zenger resigned as Chief Executive Officer of the Company on January 20, 2003. In May 2002, the Compensation Committee approved the execution by the Company of a severance agreement for Mr. Zenger (the “Zenger Severance Agreement”), which provides, among other things, that upon Mr. Zenger’s resignation, Mr. Zenger would be entitled to receive monthly severance compensation equivalent to one-twelfth of his most recent annual base salary for a period of 24 months. The Zenger Severance Agreement was not executed. In December 2002, the Board approved a one-time severance payment of $854,000, $609,400 of which was remitted to Mr. Zenger on December 31, 2002. The remainder, $244,600, was withheld by the Company pending a contemplated purchase by Mr. Zenger of certain source code software (the “Swissource Software”) that he previously purchased from Swissource AG, a Swiss software firm (“Swissource”), on behalf of the Company. As of the date hereof, the sale of the Swissource Software was not consummated, and the Company has remitted only $609,400 of the severance payment to Mr. Zenger.

     George K. Broady. Mr. Broady was elected as Joint-Chief Executive Officer of the Company in April 2002. Mr. Broady was Chief Executive Officer of the Company from March 1991 to April 2002. Mr. Broady resigned as Joint-Chief Executive Officer in May 2002 and became Advisor to the Chief Executive Officer until his employment with the Company terminated on December 31,

2002. Mr. Broady’s employment with the Company was subsequently reinstated, as an assistant to the Chief Executive Officer on special assignments, on April 11, 2003. In 2003, Mr. Broady’s compensation as assistant to the Chief Executive Officer was $2,500 per month. Mr. Broady’s compensation in 2002 was determined in the manner described above. Mr. Broady’s base salary of $385,632 in 2002 remained unchanged from 2001.

     In December 2001, the Company and Mr. Broady executed a Severance Agreement (the “Broady Severance Agreement”) which provided that following the termination of Mr. Broady’s employment on December 31, 2002, the Company would thereafter pay Mr. Broady monthly severance compensation equivalent to one-twelfth of his last annual base salary for a period of 36 months (the “Broady Severance Payments”).

     On April 11, 2003, the Compensation Committee authorized the Company to (i) hire Mr. Broady as an employee for one year at a salary of $2,500 per month, (ii) issue Mr. Broady stock options to acquire 300,000 shares of common stock at an exercise price equal to the then fair market price of the common stock, (iii) pay to Mr. Broady the final 18 months of the Broady Severance Payments in a lump sum, at a discount of 6% per annum, and (iv) pay to Mr. Broady the remaining amount of the Broady Severance Payments on the regular monthly basis pursuant to the Broady Severance Agreement.

     Effective January 1, 2004, the Company and Mr. Broady executed a Full and Final Release of Claims (the “Broady Release”) pursuant to which Mr. Broady and the Company released each other from any claims relating to Mr. Broady’s employment with the Company. Pursuant to the terms of the Broady Release, Mr. Broady (i) resigned from any and all positions with the Company, (ii) agreed to accept an aggregate net amount of $185,000 in full settlement of all claims he may have had concerning his employment relationship with the Company or services he provided to the Company or for any amounts owed under the Broady Severance Agreement dated December 4, 2001, (iii) agreed that the Guaranty Reimbursement Agreement with the Company was terminated and of no further force and effect, (iv) agreed that the Stock Option Agreement dated January 15, 2002 granting him the right to purchase 475,00 shares of the Company’s common stock was cancelled and of no further force and effect, and (v) agreed to receive a grant from the Company of 300,000 fully-vested shares of common stock of the Company effective as of April 16, 2003 at a price per share of $0.95 to terminate, if not exercised prior thereto, on January 14, 2005.

     Wendy S. Diddell. Ms. Diddell’s employment with the Company terminated on December 31, 2002. Ms. Diddell previously served as the Company’s Senior Vice President-Sales. Pursuant to Ms. Diddell’s employment agreement, Ms. Diddell was entitled to receive severance equal to 18 months of her base salary of $183,000, payable monthly. Ms. Diddell was also entitled to continuation of her insurance benefits for the 18-month severance period. On January 19, 2004, the Company and Ms. Diddell entered into an agreement pursuant to which Ms. Diddell and the Company released each other from any and all claims that could exist as a result of the employment relationship between Ms. Diddell and the Company. Ms. Diddell was paid her remaining severance equal to $85,000 in full satisfaction of all amounts owed to her by the Company.

     Chris T. Sharng. Mr. Sharng and the Company executed an employment agreement on December 22, 2001 (the “Sharng Employment Agreement), which renewed for a one-year term on January 1, 2003. Pursuant to the Sharng Employment Agreement, Mr. Sharng was entitled to receive an annual base salary of $192,000. The Sharng Employment Agreement provided that Mr. Sharng was to be paid a performance bonus of at least $76,800, or 40% of his then current annual base salary, provided Mr. Sharng did not terminate his employment with the Company prior to the filing with the SEC of the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, which was filed by the Company on April 4, 2003. In addition, Mr. Sharng received a special bonus related to the Honeywell Asset Sale, a payment related to releasing certain change of control provisions in the Sharng Employment Agreement and a retention bonus. The Company did not renew the Sharng Employment Agreement for the year commenced January 1, 2004. Mr. Sharng resigned from the Company as an officer and employee effective March 2, 2004. On April 26, 2004, the Company and Mr. Sharng entered into a Full and Final Release of Claims pursuant to which Mr. Sharng and the Company released each other from any and all claims that could exist as a result of the past employment relationship between Mr. Sharng and the Company. Mr. Sharng was paid $48,500 in full satisfaction of all amounts owed to him by the Company

     During 2003, Mr. Sharng was paid $23,000 as a “Special Incentive” approved by the Compensation Committee related to Mr. Sharng’s work with respect to a disputed holdback by Honeywell from the purchase price to be paid by it to the Company for the assets it purchased from the Company in December 2002.

     Karen S. Austin. Ms. Austin and the Company executed an employment agreement in July 2002 (the “Austin Employment Agreement”). Pursuant to the Austin Employment Agreement, Ms. Austin was entitled to receive an annual base salary of $170,000. In addition, Ms. Austin received a special bonus related to the Honeywell Asset Sale and a payment related to releasing certain change of control provisions in her employment agreement.

     Pursuant to the terms of the Austin Employment Agreement, Ms. Austin was to be paid severance equal to 18 months of her base salary of $170,000. Ms. Austin was also entitled to continuation of her insurance benefits for the 18-month severance period.

     In June 2003, Ms. Austin ceased to be an officer and employee of the Company.

     On January 19, 2004, the Company and Ms. Austin entered into an agreement pursuant to which Ms. Austin and the Company released each other from any and all claims that could exist as a result of the past employment relationship between Ms. Austin and the Company. Ms. Austin was paid $155,000, net of taxes, in full satisfaction of all amounts owed to her by the Company.

     Bryan C. W. Tate. On January 20, 2003, Mr. Tate replaced Niklaus F. Zenger as the Chief Executive Officer of the Company. On February 5, 2003, Mr. Tate replaced Mr. Zenger as Chairman of the Board. Mr. Tate ceased to be the Chief Executive Officer and Chairman of the Board on November 6, 2003. Carlo Loi replaced Mr. Tate as Chairman and Danny W. Mills replaced Mr. Tate as Chief Executive Officer. Until his separation of employment, Mr. Tate was paid a salary based on $250,000 per year. Additionally, on April 1, 2003, the Compensation Committee approved a grant to Mr. Tate to purchase 280,000 shares of the Company’s common stock at a price per share of $1.04. One-half of the shares under the option were to vest on April 1, 2003 and the other one-half were to vest on April 1, 2004. Additionally, on April 1, 2003, the Compensation Committee approved the issuance to Mr. Tate of 140,000 shares of the Company’s common stock, one-half of which were to vest on January 1, 2004 and the other one-half were to vest on January 1, 2005.

     On April 15, 2004, the Company and Mr. Tate entered into a Full and Final Release of Claims pursuant to which each party released the other from any and all claims that could exist as a result of the past relationship between them relating to Mr. Tate having been an employee, officer or director of the Company. Under the settlement achieved, the following agreements were reached: (i) Mr. Tate was paid $300,000; (ii) the Company paid Mr. Tate $14,000, which was owed for services as a member of the Board; (iii) the option granted to Mr. Tate on April 1, 2003 to purchase 280,000 shares of the Common stock of the Company was vested effective November 6, 2003; (iv) from the 280,000 shares under option, Mr. Tate exercised his right to purchase 155,000 shares of the Company’s Common stock at a price per share of $1.04 and paid to the Company the $161,200 purchase price on April 16, 2004; (v) the Company vested the 140,000 shares of the Company’s Common stock which were issued to Mr. Tate on April 1, 2003; and (vi) the Company granted options to Mr. Tate to purchase an additional 22,500 shares, at an option price of $1.31 per share.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth certain information concerning the beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of common stock and Series A Preferred Stock as of April 28, 2004 by (i) each person who is known to the Company to beneficially own more than 5% of the outstanding shares of common stock or the outstanding shares of Series A Preferred Stock and their address, (ii) each Executive Officer and director and (iii) all executive officers and directors as a group.

	Common Stock (1)		Preferred Stock (1)
Name	Shares	Percentage	Shares	Percentage
Victoria & Eagle Strategic Fund, Ltd. (2)	2,120,000	14.41%	195,351	100%
Solico International, Inc. (3)	1,967,616	13.37%	—	—
George K. Broady (4)	876,558	5.95%	—	—
Leviticus Partners, L.P. (5)	750,000	5.09%	—	—
Dimensional Fund Advisors, Inc. (6)	714,100	4.85%	—	—
All non-employee Directors as a group (7)	517,000	3.51%	—	—
Bryan C. W. Tate (8)	477,100	3.24%	—	—
Danny W. Mills (9)	200,000	1.35%	—	—
Niklaus F. Zenger (10)	137,700	*	—	—

(*) Less than 1 percent

(1)	Except as otherwise indicated, the persons named in the table possess sole voting and investment power with respect to all shares shown as beneficially owned.

(2)	The address for Victoria & Eagle Strategic Fund, Ltd., a Cayman Islands company (“VESF”), is c/o Victoria & Eagle Asset Management, S.A., Via Nassa 44, 6900 Lugano, Switzerland. Information regarding VESF in the above table is based on an Amended Schedule 13D jointly filed by VESF, Fabio Conti, Paolo Marmont, Stephen Rumball, BIPIELLE Bank (Suisse) S.A. and the executive officers and directors of BIPIELLE Bank with the SEC on December 30, 2003. VESF’s beneficial ownership consists of 2,179,725 shares of common stock owned by VESF and 406,981 shares of common stock issuable upon conversion of the 195,351 shares of Series A Preferred Stock owned by VESF.

(3)	Solico International, Inc. and J. Christopher Cuevas, Solico’s President, filed an Amendment No. 4 to Schedule 13D on December 19, 2003. The address for Solico and Mr. Cuevas is 922 Isom, San Antonio, TX 78216. According to the Schedule 13D, Solico has contracted with certain parties to acquire and is deemed to beneficially own 1,967,616 shares of common stock. including 915,905 shares of common stock which Solico holds or may acquire, plus an additional 1,051,711 shares of Common Stock beneficially owned by those parties under contract who, in accordance with the terms of the respective stock purchase agreements have agreed to grant Solico an irrevocable proxy to vote such shares pending Solico’s ultimate purchase of such shares.

(4)	Mr. Broady’s address is 751 Canyon Drive, Suite 100, Coppell, Texas 75019. Includes presently exercisable options to purchase an aggregate of 300,000 shares of common stock and 200,000 shares of common stock that may be presently acquired upon exercise of outstanding warrants.

(5)	A Schedule 13D was filed on August 5, 2003 by Leviticus Partners, L.P., AMH Equity, LLC, the general partner of Leviticus Partners, and Adam Hutt, the controlling person of AMH Equity. The address for each is 30 Park Avenue, Suite 12F, New York, New York, 10016.

(6)	The address for Dimensional Fund Advisors, Inc. (“DFAI”) is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. All information regarding DFAI is based on an Amended Schedule 13G/A filed by DFAI with the SEC on February 6, 2004.

(7)	Includes presently exercisable options to purchase shares of the Company to its non-employee directors: Carlo Loi (175,000), John Macaulay (172,000) and Borvansky (170,000).

(8)	Includes 34,600 shares held by Digitel Corporation, a corporation of which Mr. Tate is a majority shareholder, 140,000 grant shares (the “Grant Shares”) issued to Mr. Tate as part of his executive compensation, which are fully vested; 147,500 shares under presently exercisable option grants from the Company, which are fully vested and 155,000 shares owned from his exercise of stock options in April 2004.

(9)	Includes 200,000 shares of Common stock purchased by Mr. Mills in a private transaction.

(10)	To the best knowledge of the Company, Mr. Zenger’s address is Thurgauerstrasse 40, Zurich 8011 Switzerland. The Company’s knowledge about the ownership by Mr. Zenger of the Company’s stock is based solely on information the Company has obtained from its Transfer Agent. Mr. Zenger resigned as Chief Executive Officer on January 20, 2003, and as Chairman of the Board on February 5, 2003. Mr. Zenger resigned as a director of the Company on March 8, 2003.

STOCK PRICE PERFORMANCE GRAPH

     The following chart compares the cumulative total stockholder return on the common stock during the five fiscal years ended December 31, 2003, with the cumulative total return on the NASDAQ Stock Market index and the NASDAQ electronic components group index.

     The Company relied upon information provided by the University of Chicago Center for Research in Securities Prices with respect to the peer group stock performance. The Company did not attempt to validate the information supplied to it other than to review it for reasonableness. The comparison assumes $100 was invested on December 31, 1998 in the common stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.

Comparison of Five-Year Cumulative Total Returns
Performance Graph for
American Building Control, Inc.

Produced on April 28, 2004 including data to 12/31/2003

Transactions with Management and Others

     In December 2003, the Company entered into a Standstill Agreement with Victoria & Eagle Strategic Fund, Ltd., which owns all the Company’s Series A Preferred Stock. Pursuant to the terms of the agreement, Victoria & Eagle will not sell or otherwise dispose of any shares of Series A preferred and the Company agreed not to redeem any shares of Series A Preferred until June 2005. In addition, Victoria & Eagle agreed to partially waive the payment of dividends pursuant to the terms of the agreement.

     Please see “Employment Contracts, Termination of Employment and Change in Control Arrangements#Employment and Severance Arrangements,” above.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company’s officers and directors and 10% holders of common stock or securities convertible into common stock, to file with the SEC reports of ownership and reports of changes in ownership in common stock. Such officers, directors and 10% holders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company and written representations that no other forms were required during the 2003 fiscal year, each of Messrs. Borvansky, Macaulay and Loi filed a report on Form 4 with respect to three transactions for which a timely Form 4 had not been filed. Danny W. Mills filed an untimely report on Form 4 with respect to a single transaction.

Stockholder Proposals

     Stockholders may submit proposals on matters appropriate for Stockholder action at the next annual meeting of the Company consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be considered for inclusion in the Proxy Statement and Proxy relating to the 2005 Annual Meeting of Stockholders, the Company must receive such proposals not later than January 21, 2005. Such proposals should be directed to American Building Control, Inc., 1301 Waters Ridge Drive, Lewisville, Texas 75057 Attention: Chief Executive Officer.

THE COMPANY’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 (THE “ANNUAL REPORT”) ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE DEEMED PART OF THIS PROXY STATEMENT.

By Order of the Board of Directors,

By:	/s/ DANNY W. MILLS
Danny W. Mills
President and Chief Executive Officer

Lewisville, Texas
April 28, 2004

EXHIBIT A

AMERICAN BUILDING CONTROL, INC.

AUDIT COMMITTEE CHARTER

I. PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities for:

The integrity of the Company’s financial statements and other financial information provided by the Corporation to any governmental body or the public.

(1)	The Company’s compliance with legal and regulatory requirements.

(2)	The Independent Auditor’s independence and qualifications.

(3)	The performance of the Internal Audit function and Independent Auditors.

(4)	The existence of the Corporation’s systems of internal controls over finance, accounting, legal compliance and ethics that Management and the Board have established including the Corporation’s auditing, accounting and financial reporting processes. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels.

II. COMPOSITION

The Audit Committee, as determined by the Board of Directors, shall be comprised of at least three but no more than six Directors, at least one of which will be designated as the Committee’s “Financial Expert.”

     Each Audit Committee member shall be a member of the public company’s Board of Directors and be independent—free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. To be considered independent, a member of the Audit Committee may not accept any consulting, advisory, or other compensatory fee from the Company in excess of $60,000 other than for Board services or be an affiliated person of the Company or any of its subsidiaries (other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other Board Committee).

     All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     “Financial Expert,” is defined as a person who has, through experience and education as a public accountant, auditor, principal financial officer, comptroller, and principal accounting officer of a public company, or has had a position performing similar functions. The Financial Expert must have:

An understanding of generally accepted US accounting principles and financial statements;

(1)	Experience in the preparation or auditing of financial statements of generally comparable companies and the application of such principles in connection with the accounting for estimates, accruals, and reserves;

(2)	Experience with internal controls; and,

(3)	An understanding of Audit Committee functions.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

     No Committee member shall simultaneously serve on the Audit Committee of more than two public companies.

III. AUTHORITY

     The Audit Committee has the authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

•	Appoint, discharge, compensate, and oversee the work of the Independent Audit Firm employed by the Company for the purpose of preparing or issuing an audit report or related work. This firm will report directly to the Audit Committee.

•	Oversee the work of the Internal Audit function in conjunction with the Chief Financial Officer.

•	Resolve any disagreements between Management and the Independent Audit Firm regarding financial reporting.

•	Pre-approve all auditing and permitted non-audit services (including underwriting comfort letters) performed by the Company’s Independent Audit Firm.

•	Investigate any matter brought to its attention and shall have full access to the books, records and personnel of the Company.

•	Retain independent counsel, accountants, or others to advise the Committee or assist in the conduct of an investigation, the fees and expenses of such counsel and experts to be paid by the Company.

•	Seek any information it requires from employees—all of whom are directed to cooperate with the committee’s requests—or external parties.

•	Meet with Company Officers, external auditors, internal auditors, inside or outside counsel, as necessary.

IV. MEETINGS

     The Committee shall meet at least four times annually with the authority to convene additional meetings as circumstances warrant. All Committee members are expected to attend each meeting, in person or via tele-or videoconference. The Committee will meet at least annually with the Manager of the Internal Audit function and the Independent Auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately. In addition, the Committee or at least its Chair should meet with the Independent Auditors and Management quarterly to review the Corporation’s financial information. Minutes of each meeting will be prepared.

V. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

Financial Statements

     (1) Review significant accounting and reporting issues and understand their impact on the financial statements. These issues include:

•	Complex or unusual transactions and highly judgmental areas

•	Major issues regarding accounting principles and financial statement presentations, including any significant changes in the company’s selection or application of accounting principals

•	The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company

•	Consider and approve, in conjunction with Management, major changes to the Company’s auditing, and accounting principles and practices as suggested by the Independent Auditors, Management, or the Internal Audit Director.

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(2)	Review analyses prepared by Management and/or the Independent Auditors setting forth significant financial reporting issues, and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

(3)	Review with Management, the Internal Audit Director and the Independent Auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the audit, Independent Auditor’s activities or on access to requested information, and any significant disagreements with Management.

(4)	Discuss the annual audited financial statements and quarterly financial statements with Management and the Independent Auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

(5)	Review disclosures made by the CEO, CFO, and Disclosure Review Committee during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves Management or other employees who have a significant role in the Company’s internal controls.

(6)	Discuss earnings press releases (particularly use of “pro forma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts and ratings agencies. This review may be general (i.e., the types of information to be disclosed and the type of presentations to be made). The Audit Committee does not need to discuss each release in advance.

(7)	Review with Management, the Internal Audit Director, and the Independent Auditors, the memorandum of advisory comments required under Statement of Auditing Standard No. 61.

(8)	Review and discuss with Management, financial statements to be included in the Annual 10-K Report.

Internal Control

(1)	Consider the effectiveness of the Company’s internal control system, including information technology security and control.

(2)	Ensure that Management has:

A.	Established and maintains internal controls within the Company

B.	Designed internal controls to determine that material information relating to the Company and its consolidated subsidiaries is made known to such Officers by others within those entities

C.	Presented in their report, their conclusions about the effectiveness of their internal controls based on their evaluation as of that date Company’s internal controls and have identified for the Company’s Independent Auditors any material weaknesses in internal controls

D.	Disclosed any fraud, whether or not material, that involves Management or other employees who have a significant role in the Company’s internal controls.

(3)	Understand the scope of Internal Auditors and Independent Auditor’s review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with Management’s responses.

(4)	Review with the Independent Auditors, the Internal Auditing Director, and Management, the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee or required by law, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

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Internal Audit

(1)	Review with Management and the Director of Internal Audit, the plans, activities, and staffing needs of the internal audit function.

(2)	Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment or replacement of the Director of Internal Audit.

(3)	On a regular basis, meet separately with the Director of Internal Audit to discuss any matters that the Committee or Internal Audit believes should be discussed privately.

Independent Audit

(1)	Review the performance of the Independent Auditors, and exercise final approval on the appointment or discharge of the Independent Auditors. In performing this review, the Committee will at least annually, obtain and review a Report by the Independent Auditor (“the Firm,”) describing:

A.	The Firm’s internal quality-control procedures

B.	Any material issues raised by the most recent internal quality-control review, or peer review, of the Firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Firm, and any steps taken to deal with any such issues

C.	Assess all relationships between the Firm and the Company

D.	In addition, the Committee should meet with and discuss the opinions of Management and Internal Audit.

(2)	Ensure the rotation of the audit concurring and tax partners every five years and other partners every seven years, and consider whether there should be regular rotation of the Independent Audit firm itself.

(3)	Present its conclusions with respect to the Independent Auditor to the full Board.

(4)	Set hiring policies for employees or former employees of the Independent Auditors.

(5)	On a regular basis, meet separately with the Independent Auditors to discuss any matters that the Committee or the Independent Auditors believe should be discussed privately.

Compliance

(1)	Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of Management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance.

(2)	Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

(3)	Review the findings of any examinations by regulatory agencies, and any Internal or Independent Auditor observations.

(4)	Review the process for communicating the Code of Conduct to Company personnel, and for monitoring compliance therewith.

(5)	Obtain regular updates from Management and Company legal counsel regarding compliance matters including corporate securities trading and corporate stock trading policies.

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(6)	Review, with the Company’s legal counsel, any legal matters that could have a significant impact on the Company’s financial statements.

Reporting Responsibilities

(1)	Regularly report to the Board of Directors about Committee activities and issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s Independent Auditors, and the performance of the Internal Audit function.

(2)	Provide an open avenue of communication between Internal audit, the Independent Auditors, and the Board of Directors.

(3)	Report annually to the shareholders in the Company’s Proxy Statement that is has:

A.	Reviewed and discussed the audited financial statements with Management.

B.	Discussed with the Independent Auditor, the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with the Audit Committees, as amended, and Statement on Auditing Standards No. 71, Interim Financial Reporting, as amended.

C.	Reviewed from the Independent Auditor, any written disclosures regarding the Independent Auditor’s independence required by Independence Standards Board Standard No. 1, as amended, and discussed with the Independent Auditors, the Auditor’s independence.

D.	Based on the reviews and discussions with Management and the Independent Auditor, recommend to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

E.	Described the Committee’s composition, responsibilities and how they were discharged, approval of non-audit services and other pertinent information.

(4)	Review of any reports the Company issues that relate to committee responsibilities.

Other Responsibilities

(1)	Discuss with Management the Company’s major policies with respect to risk assessment and risk management.

(2)	Perform other activities related to this Charter, the Company’s By-Laws, or governing law as requested by the Board of Directors.

(3)	Review and assess the adequacy of the Committee Charter annually, requesting Board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

(4)	Confirm annually that all responsibilities in the Charter have been carried out.

(5)	Evaluate the Committee’s and individual members’ performance at least annually.

(6)	Conduct or authorize investigations into matters relating to the purposes, duties, or responsibilities of the Committee.

VI. SAFE HARBOR

     While the Committee has the functions set forth in this Charter, it is not the responsibility or fiduciary duty of the Committee to determine that the Company’s financial statements are prepared accurately and completely and in accordance with generally

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accepted accounting principles. Additionally, it is not the Committee’s duty to assure that the Management of the Company, the Independent Auditors of the Company, or the Company’s legal counsel are in compliance with all applicable laws and regulations. When performing its duties, the Committee is only obligated to rely on the advice and information it receives from Management, the Independent Auditors, legal counsel, or other experts retained by the Committee in connection with its responsibilities.

VII. EFFECTIVE DATE

     This Charter has been approved and adopted by the Audit Committee of the Company on March 26, 2003 and is effective for all fiscal years of the Company beginning on or after January 1, 2003.

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AMERICAN BUILDING CONTROL, INC. PROXY CARD

     The undersigned hereby (i) acknowledges receipt of the Notice of Annual Meeting of Stockholders of American Building Control, Inc. (the “Company”) to be held at The Omni San Antonio Hotel, 9821 Colonnade Boulevard, San Antonio, Texas, on Monday, June 21, 2004, at 10:00 a.m., central daylight time, and the Proxy Statement in connection therewith; and (ii) appoints Danny W. Mills and Richard A. Larsen, and each of them, the undersigned’s proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of common stock and Series A Preferred Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof, and the undersigned directs that his or her proxy be voted as follows:

(1)	To elect four directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified.

☐ FOR ALL

☐ AGAINST ALL

☐ FOR ALL, EXCEPT VOTE WITHHELD FOR THE FOLLOWING:

(2)	To approve the appointment of Grant Thornton LLP as the independent auditors of the Company for the fiscal year ending December 31, 2004.

☐ FOR ☐ AGAINST ☐ ABSTAIN

(3)	To transact such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED. UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO ABOVE.

If more than one of the proxies named above shall be present in person or by substitute at the meeting or any adjournment thereof, both of the proxies so present and voting, either in person or by substitute, shall exercise all of the proxies hereby given. The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such common stock and Series A Preferred Stock and hereby ratifies and confirms all that the proxies, their substitutes or any of them may lawfully do by virtue hereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

Signature:                                                        Printed Name:                                                         Dated:

Please date this Proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, a duly authorized officer should sign this Proxy. Please complete, date, sign and mail this Proxy in the enclosed envelope. No postage is required if mailed in the United States.